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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 17, 1995

                               Organogenesis Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-15246                                               04-2871690
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(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)

     150 Dan Road
     Canton, Massachusetts                                        02021
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (617) 575-0775
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



                                Page 1 of 5 Pages
                           Exhibit Index is on Page 4
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ITEM 5.  OTHER EVENTS

         Organogenesis Inc. (the "Registrant") announced on July 18, 1995 that the Registrant had completed an offering of 230,000 units, consisting of 1,150,000 shares of Common Stock, $.01 par value per share, ("Common Stock") and 230,000 five-year warrants, raising over $15 million. The offering was sold directly by the Company.

         Each unit in the offering consists of five shares of Common Stock and a warrant to purchase one share of Common Stock at an exercise price of $19.875 per shares. Both the exercise price and the number of shares of Common Stock for which each warrant may be exercised are subject to adjustment, based on an adjusted price which will be equal to 97% of the average of the daily volume waited average trade price for the Company's Common Stock during a 20-day business period beginning July 12, 1995 (the "Adjustment Price"). If the
Adjustment Price exceeds $15.25, each warrant included in the units would be exercisable for one-half share of Common Stock. If the Adjustment Price is less than $13.25, each investor would be issued additional warrants to purchase shares of Common Stock at an exercise price of $.01 per share. In such event, the number of additional warrants to be issued would be determined by multiplying the number of shares of Common Stock included in the units purchased by each such investor multiplied by 13.25 minus the Adjustment Price. In no event, however, would any such investor be entitled to additional warrants to purchase more than five shares of Common Stock per unit.

         The Company plans to use the proceeds of this offering for preclinical and clinical programs, product research and development, working capital and general corporate purposes.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ORGANOGENESIS INC.

                               By: /s/ Herbert M. Stein
                                   ------------------------
                                   Herbert M. Stein,
                                   Chairman and
                                   Chief Financial Officer

Date:  August 1, 1995


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                                  Exhibit Index
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
Exhibit                                                                Page No.
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
  99              Press Release announcing Registrant's
                  completion of $15 Million Offering.                     5


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